Income Taxes (Policies)	12 Months Ended
Dec. 28, 2024
Income Tax Disclosure [Abstract]
Income Tax, Policy
Our annual tax rate is based on our income, statutory tax rates and tax planning strategies and transactions, including transfer pricing arrangements, available to us in the various jurisdictions in which we operate. Significant judgment is required in determining our annual tax rate and in evaluating our tax positions. We establish reserves when, despite our belief that our tax return positions are fully supportable, we believe that certain positions are subject to challenge and that we likely will not succeed. We adjust these reserves, as well as the related interest, in light of changing facts and circumstances, such as the progress of a tax audit, new tax laws, relevant court cases or tax authority settlements. Settlement of any particular issue would usually require the use of cash. Favorable resolution would be recognized as a reduction to our annual tax rate in the year of resolution.